UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

_______________________________

KENERGY SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

_______________________________

New Jersey	333-120507	20-1862816
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6 Minneakoning Rd Flemington, NJ 08822
(Address of Principal Executive Offices) (Zip Code)

(908)-788-0077
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 28, 2012, Kenergy Scientific, Inc. issued a press release announcing that THE GREENSMART STORE ANNOUNCES HUGE PRODUCT BASE EXPANSION FOR HOLIDAY SEASON. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Kenergy Scientific, Inc. dated November 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2012	Kenergy Scientific, Inc.
	By	/s/ Kenneth P. Glynn
Name: Kenneth P. Glynn Title: Chief Executive Officer